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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 21, 2007


                               BCSB BANKCORP, INC.
                               -------------------
               (Exact Name Of Registrant As Specified In Charter)


       UNITED STATES                     0-24589                52-2108333
-------------------------------      ------------------    --------------------
(State Or Other Jurisdiction           (Commission           (IRS Employer
Of Incorporation)                      File Number)         Identification No.)


4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                    21236
--------------------------------------------------------------------------------
(Address Of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (410) 256-5000
                                                           --------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former Name Or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              ------------------------------------------------------------
              FISCAL YEAR
              -----------

         Effective November 21, 2007, the Board of Directors of BCSB Bankcorp, Inc. (the "Company") amended Article VII of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares. The information presented in this Item 5.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Company's Amended and Restated Bylaws, a copy of which is filed with this Report as
Exhibit 3.2.

ITEM  9.01    FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (a)   Not applicable

        (b)   Not applicable

        (c)   Not applicable

        (d)   The following exhibit is filed herewith:

              Exhibit 3.2    Amended and Restated Bylaws of BCSB Bankcorp, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: November 26, 2007               By /s/ Joseph J. Bouffard
                                         ---------------------------------------
                                         Joseph J. Bouffard
                                         President and Chief Executive Officer